                                                                    EXHIBIT 10.1


                      SECOND AMENDMENT TO CREDIT AGREEMENT

         ENTERED into by and between AMERICAN HEALTHWAYS, INC., formerly known as American Healthcorp, Inc., a Delaware corporation (the "Borrower"), and SUNTRUST BANK, a Georgia state bank (the "Lender"), as of the 9th day of January, 2001 to be effective as of the 4th day of January, 2001.

                                    RECITALS

         1. Borrower entered into a Credit Agreement with Lender dated January 4, 2000, as amended by that certain First Amendment to Credit Agreement dated May 12, 2000 (the "Credit Agreement").

         2. Borrower desires that Lender extend it additional credit, and Lender is willing to extend such additional credit, pursuant to the terms of this Amendment.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Borrower and the Lender agree as follows:

         1. The definition of "Borrowing Base" as set forth in Section 1.1 of the Credit Agreement shall be amended and restated as follows:

            "Borrowing Base" shall mean the lesser of: (i) $10,000,000, or (ii) the sum of (a) Borrower's cash and cash equivalents, plus (b) an amount equal to fifty percent (50%) of Eligible Accounts Receivable, as such exists on any date of calculation.

         2. The definition of "LC Commitment" as set forth in Section 1.1 of the Credit Agreement shall be amended and restated as follows:

            "LC Commitment" shall mean an amount not to exceed $8,000,000.

         3. The definition of "Maturity Date" as set forth in Section 1.1 of the Credit Agreement shall be amended and restated as follows:

            "Maturity Date" shall mean the earlier of (a) January 4, 2003 and
         (b) that date on which all amounts outstanding under this Agreement have been declared or have automatically become due and payable pursuant to the provisions of Article 8.

         4. Section 2.1.A(a) of the Credit Agreement shall be amended and restated in its entirety as follows:

            (a) From the date hereof through December 31, 2002 and provided that no Default or Event of Default has occurred, the Lender agrees to issue, at the request of the Borrower, Letters of Credit for the account of the Borrower on the terms and conditions hereinafter set forth; provided, that (i) each Letter of Credit shall expire on the earlier of (A) the date one year after the date of issuance of such Letter of Credit (or in the case of any renewal or extension thereof, one year after such renewal or extension) and (B) the date that is five (5) Business Days prior to the Maturity Date; and (ii) the Borrower may not request any Letter of Credit, if, after giving effect to such issuance (A) the LC Exposure would exceed the LC Commitment or (B) the LC Exposure, plus the outstanding Advances would exceed the Borrowing Base. The issuance of any Letter of Credit shall reduce the Borrower's ability to receive Advances under the Revolving Credit Note by an amount equal to the face amount of the Letter of Credit for so long as the Letter of Credit remains outstanding. In the event that for any reason, the sum of the LC Exposure, plus outstanding Advances exceeds the Borrowing Base, the Borrower agrees to pay to the Lender immediately on demand such amount as would reduce the sum of the LC Exposure, plus outstanding Advances to an amount that is equal to or less than the Borrowing Base. Such prepayment, if required, shall be subject to the provisions of Section
         2.12. herein.

         5. Section 6.13 of the Credit Agreement shall be amended and restated as follows:

            SECTION 6.13. CASH AND CASH EQUIVALENTS. The Borrower shall not permit the aggregate amount of its cash and cash equivalents to be less than $5,000,000 at any time.

         6. The Credit Agreement is not amended in any other respect.

         7. The Borrower reaffirms its obligations under the Credit Agreement and agrees that its obligations thereunder are its true and lawful obligations, enforceable in accordance with its terms, subject to no defense, counterclaim, or objection.

                    [Signature lines continued on next page.]

         ENTERED INTO as of the date first above written.


                                    BORROWER:

                                    AMERICAN HEALTHWAYS, INC.



                                    By:
                                        ----------------------------------------
                                    Title:
                                           -------------------------------------


                                    LENDER:

                                    SUNTRUST BANK


                                    By:
                                        ----------------------------------------
                                    Title:
                                           -------------------------------------

                    FIRST AMENDMENT TO REVOLVING CREDIT NOTE

         ENTERED into by and between AMERICAN HEALTHWAYS, INC., formerly known as American Healthcorp, Inc., a Delaware corporation (the "Borrower"), and SUNTRUST BANK, a Georgia state bank (the "Lender"), as of the 9th day of January, 2001.

                                    RECITALS

         1. Borrower entered into a Revolving Credit Note with Lender dated January 4, 2000 in the original principal amount of $6,000,000 (the "Note").

         2. Borrower desires that Lender extend it additional credit, and Lender is willing to extend such additional credit, pursuant to the terms of this Amendment.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Borrower and the Lender agree as follows:

         1. The first paragraph of the Note shall be amended and restated as follows:

            FOR VALUE RECEIVED AMERICAN HEALTHWAYS, INC., formerly known as American Healthcorp, Inc., a Delaware corporation (the "Borrower"), promises and agrees to pay to the order of SUNTRUST BANK (the "Lender"), at its offices in Nashville, Tennessee, or at such other place as may be designated in writing by the holder, in lawful money of the United States of America, the principal sum of up to Ten Million and no/100 Dollars ($10,000,000.00), or so much thereof as may be advanced from time to time by the Lender (provided that in no event shall the sum of outstanding Advances, plus the LC Exposure, as defined in the Credit Agreement, exceed the Borrowing Base), together with interest from the date hereof on the unpaid principal balance outstanding from time to time hereon computed at the Applicable Rate.

         2. The third paragraph of the Note shall be amended and restated as follows:

            The Borrower agrees to make payments of principal and interest on the Advances hereunder on the dates and in the amounts specified in the Credit Agreement. This Revolving Credit Note shall mature on January 4, 2003 (the "Maturity Date"), at which time the Borrower shall pay to the Lender an amount equal to all outstanding principal, plus all accrued and unpaid interest.

         3. The Note is not amended in any other respect.

         4. The Borrower reaffirms its obligations under the Note and agrees that its obligations thereunder are its true and lawful obligations, enforceable in accordance with its terms, subject to no defense, counterclaim, or objection.

         ENTERED INTO as of the date first above written.


                                    BORROWER:

                                    AMERICAN HEALTHWAYS, INC.



                                    By:
                                        ----------------------------------------
                                    Title:
                                           -------------------------------------


                                    LENDER:

                                    SUNTRUST BANK


                                    By:
                                        ----------------------------------------
                                    Title:
                                           -------------------------------------




                                       2